Exhibit 99.1

AmpliTech Announces Receipt of Notice from Nasdaq Regaining Compliance

Hauppauge, NY, May 30, 2024 - AmpliTech Group, Inc. (Nasdaq: AMPG, AMPGW), a designer, developer, and manufacturer of state-of-the-art signal-processing components for satellite, 5G, and other communications networks, including the design of complete 5G/6G systems, and a global distributor of packages and lids for integrated circuit assembly, today announced today that it received a notice from the Nasdaq Stock Market, stating the Company has regained compliance with Nasdaq’s periodic filing requirement.

“I have tremendous confidence in the company’s trajectory,” said Fawad Maqbool, CEO of AmpliTech Group. “With over two decades of delivering unparalleled solutions to Fortune 500 companies, we are now poised to extend our impact to Fortune 50 companies, catalyzing advancements in communications and connectivity that will enhance global quality of life.”

“Our technology focuses on developing solutions for such problematic areas we all experience every day, such as True 5G ORAN Radios for cell towers to eliminate dead zones and dropped or frozen Zoom calls, airline Wi-Fi, Artificial Intelligence (AI), Telemedicine, AR/VR, fully automated vehicles, and Fixed Wireless Access (FWA) that will eventually make cable and fiber to the home obsolete,” Maqbool said. “All of us at AmpliTech Group remain resolute in our commitment to delivering value to shareholders and propelling technology solutions that shape the future of connectivity. AmpliTech Group is working diligently to continue to execute its strategy, inventory remains healthy, business development prospects for our 5G Division AGTGSS are at an all-time high. Most importantly, recent events will not shift the company’s management approach or impact future operations, which include numerous growth opportunities within the rapidly evolving technology landscape, the management team remains resolved and focused on executing our growth strategy”.

About AmpliTech Group

AmpliTech Group, Inc. designs, develops, manufactures, and distributes state-of-the-art radio frequency (RF) microwave components for global satellite communications, telecom (5G & IoT), space, defense, and quantum computing markets as well as systems and component design consulting services. In December 2021, AmpliTech completed the purchase of the assets and operations of Spectrum Semiconductor Materials Inc. a global specialty distributor of semiconductor components based in San Jose, CA. AmpliTech has a 13+ year track record of developing high performance, custom solutions to meet the unique needs of some of the largest companies in the global industries we serve. We are proud of our focused team’s unique skills, experience and dedication, which enables us to deliver superior solutions, faster time to market, competitive pricing, excellent customer satisfaction and repeat business. For more information, visit: www.amplitechgroup.com

Forward-Looking Statements

This release contains statements that constitute forward-looking statements. These statements appear in several places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things: (i) the Company’s ability to execute its business plan as anticipated; (ii) trends affecting the Company’s financial condition or results of operations; (iii) the Company’s growth strategy and operating strategy. The words “may” “would” “will” “expect” “estimate” “anticipate” “believe” “intend” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control, and that actual results may differ materially from those projected in the forward-looking statements because of various factors. Other risks are identified and described in more detail in the “Risk Factors” section of the Company’s filings with the SEC, which are available on our website. We undertake no obligation to update, and we do not have a policy of updating or revising these forward-looking statements, except as required by applicable law.

Contacts:	Company Contact:

Corporate Social Media	Jorge Flores
Twitter: @AmpliTechAMPG	Investors@amplitechgroup.com
Instagram: @AmpliTechAMPG
Facebook: AmpliTechInc
Linked In: Amplitech Group Inc
Investor Social Media
Twitter: @AMPG_IR
StockTwits: @AMPG_IR